Exhibit 99.1

OneIM Acquisition Corp. Announces the Separate Trading of its Class A Ordinary Shares and Warrants, Commencing March 6, 2026

New York, NY, March 5, 2026 (GLOBE NEWSWIRE) — OneIM Acquisition Corp. (Nasdaq: OIMAU) (the “Company”) announced today that, commencing March 6, 2026, the holders of the units issued in the Company’s initial public offering (the “Units”), each consisting of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-sixth of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder to purchase one Class A Ordinary Share for $11.50 per share, may elect to separately trade the Class A Ordinary Shares and the Warrants included in the Units. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. The Class A Ordinary Shares and the Warrants will trade on the Nasdaq Global Market under the symbols “OIM” and “OIMAW,” respectively. Units not separated will continue to trade on the Nasdaq Global Market under the symbol “OIMAU.”

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About OneIM Acquisition Corp.

The Company is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company may pursue an acquisition opportunity in any business or industry or at any stage of its corporate evolution but is focused on completing a business combination with a target in industries or sectors in which the Company’s management team and its affiliates have considerable knowledge and where the Company believes it has the ability to capture asymmetric risk/reward potential.

The Company’s management team is led by Ioannis Pipilis, Chief Executive Officer and a member of the Board of Directors of the Company (the “Board”), and Grigorios Kapenis, Chief Financial Officer and a member of the Board. The Board also includes independent directors Mark DiPaolo and Antony Sheriff.

Please visit https://www.oneimacquisitioncorp.com/ for more information.

FORWARD-LOOKING STATEMENTS

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact

OneIM Acquisition Corp.

Ioannis Pipilis, Chief Executive Officer

contact@oneimgroup.com

Media Contact

Greenbrook

Bree Taylor / Ksenia Galouchko

oneim@greenbrookadvisory.com